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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ISONICS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Set forth the amount on which the filing fee is calculated and state how it was determined.

ISONICS CORPORATION
5906 McIntyre Street
Golden, CO 80403

March 8, 2005

Dear Shareholders:

        You are cordially invited to attend the Annual Meeting of Shareholders on Tuesday, April 19, 2005, at 8:30 a.m. at the Denver-West Marriott located at 1717 Denver-West Marriott Blvd., Golden, Colorado 80401 (telephone: 303-279-9100) to consider a proposal for the election of five directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. The Board of Directors recommends that all shareholders vote for each of the persons nominated by the Board. Your support of this proposal is very important to the future success of your company.

        Proposal number 2 is for an amendment to our articles of incorporation to increase our authorized capitalization. Currently we have insufficient remaining capitalization to accomplish our corporate objectives, as described in the proxy statement. Consequently the Board of Directors recommends that the shareholders vote for ratification of this proposal. Your support of this proposal is also very important to the future success of your company.

        Proposal number 3 is for the adoption of the Company's 2005 Stock Option Plan. The Board of Directors believes that this plan is necessary to enable us to provide meaningful equity incentives to attract, motivate, and retain employees. Consequently, the Board of Directors recommends that the shareholders vote for ratification of these proposals. We operate in an extremely competitive job market, and equity incentive plans are offered by the majority of public companies with whom we compete for talent. Your support of this proposal is very important to the future success of your company.

        Whether or not you plan to attend the Annual Meeting, please mark, sign, date, and return your proxy card in the enclosed envelope as soon as possible. This will assure that your stock will be voted in accordance with the instructions you give in your proxy card whether or not you attend the Annual Meeting. You may, of course, attend the Annual Meeting and vote in person even if you have previously sent in your proxy card. It is very important that every shareholder vote. PLEASE send in your proxy card.

Sincerely yours,

James E. Alexander, President

ISONICS CORPORATION
5906 McIntyre Street
Golden, CO 80403

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 19, 2005

March 8, 2005

TO THE SHAREHOLDERS OF ISONICS CORPORATION:

        The Annual Meeting of Shareholders of ISONICS CORPORATION, a California corporation, ("We" or "Isonics") will be held at the Denver-West Marriott located at 1717 Denver-West Marriott Blvd., Golden, Colorado 80401 (telephone: 303-279-9100), on April 19, 2005 at 8:30 a.m. local time, to consider and take action on:

  1.
  The election of five directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.

  2.
  The amendment to our Articles of Incorporation to increase our authorized Common Stock to 75,000,000 shares.

  3.
  The adoption of Isonics Corporation's 2005 Stock Option Plan.

  4.
  Such other business as may properly come before the meeting, or any adjournments or postponements thereof.

        The discussion of the proposals set forth above is intended only as a summary, and is qualified in its entirety by the information contained in the accompanying Proxy Statement.

        Only holders of record of Common Stock and our Series A Convertible Preferred Stock at the close of business on March 1, 2005, will be entitled to notice of and to vote at this Annual Meeting, and any postponements or adjournments thereof.

        SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON AND THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND.

        Shareholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

By Order of the Board of Directors:

James E. Alexander, President

        PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

YOUR VOTE IS IMPORTANT

ISONICS CORPORATION
5906 McIntyre Street
Golden, CO 80403

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 19, 2005

March 8, 2005

        We are furnishing this Proxy Statement to shareholders of ISONICS CORPORATION ("We" or "Isonics") in connection with the solicitation of proxies by and on behalf of our Board of Directors for use at our Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournments or postponements thereof. We will hold the Annual Meeting at 8:30 a.m. local time, at the Denver-West Marriott located at 1717 Denver-West Marriott Blvd., Golden, Colorado 80401 (telephone: 303-279-9100), on April 19, 2005. We will first mail this Proxy Statement to shareholders on or before March 18, 2005.

VOTING SECURITIES

        Holders of record of our Common Stock (the "Common Stock") and our Series A Convertible Preferred Stock at the close of business on March 1, 2005 (the "Record Date") will be entitled to vote on all matters. On the Record Date, we had 27,586,800 shares of Common Stock outstanding and 6,666 shares of Series A Convertible Preferred Stock outstanding. The holders of shares of our Common Stock and Series A Convertible Preferred Stock are entitled to one vote per share. Our voting securities include only our outstanding Common Stock and Series A Convertible Preferred Stock. Our outstanding Series D and E Convertible Preferred Stock are not authorized to vote.

        A majority of the issued and outstanding shares of the Common Stock and the Series A Convertible Preferred Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the meeting. As described in more detail below, if there is a quorum present the five nominees for the Board of Directors receiving the greatest number of affirmative votes will be elected as directors (Proposal 1). A vote of a majority of the shares of Common Stock outstanding and a majority of the two classes combined (Common Stock and the Series A Convertible Preferred Stock) is necessary for the approval of Proposal 2. If a quorum is present, a majority of the shares voting is necessary for the approval of Proposal 3.

        Under California law, if any shareholder present at the Annual Meeting gives such notice, all shareholders may cumulate their votes. The nominees receiving the highest number of votes of shares entitled to vote for them, up to the number of directors to be elected, will be elected. Votes withheld will be counted for the purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will have no other effect upon the election of directors under California law. The Company seeks discretionary authority to cumulate votes in the event that additional persons are nominated at the Annual Meeting for the election of directors. In the event that cumulative voting is invoked, the proxy holders intend to cast the votes covered by the proxies received by them in such a manner under cumulative voting as they believe will ensure the election of as many of our nominees as possible.

        While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions and broker non-votes, we believe that both abstentions and broker non-votes should be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes will not be counted for the purposes of determining the outcome of the vote on the election of directors.

        We will bear the cost of soliciting proxies. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners. Certain of our officers, directors and regular employees may solicit proxies personally or by telephone or facsimile. We will not pay any officer, director, or employee additional compensation for doing so. We do not intend to retain a professional solicitor to assist in the solicitation of proxies.

        We may, in our discretion, seek an adjournment of the meeting to a specific time and place if a quorum is not present.

        If you give us a proxy, you may revoke the proxy at any time before it is voted. You may do so:

  •
  by giving notice to our corporate Secretary of your revocation; or

  •
  by filing another proxy with our corporate Secretary; or

  •
  by attending the Annual Meeting and voting in person.

        We will ensure that all properly executed and unrevoked proxies received in time are voted in accordance with the instructions of the beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the ownership of our common stock as of the Record Date by: (i) each director or nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock.

	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
James E. Alexander(1)	2,141,167	7.7%
Boris Rubizhevsky(2)	1,822,955	6.5%
Stephen J. Burden(3)	402,425	1.4%
Daniel J. Grady(4)	418,869	1.5%
Hans Walitzki(5)	404,000	1.5%
Lindsay Gardner(6)	402,775	1.5%
Richard Parker(7)	52,927	0.2%
John Sakys(8)	209,875	0.8%
Russell W. Weiss(9)	30,000	0.1%
All executive officers and directors as a group (9 persons)	5,884,993	19.8%
The address for all of the above directors and executives officers is: 5906 McIntyre Street, Golden, CO 80403
Asset Managers International, Ltd.(10)	2,755,921	9.99%
DKR Soundshore Oasis Holding Fund, Ltd.(11)	1,376,581	4.99%

(1)
Includes: (i) 220,000 shares of common stock underlying stock options of which 120,000 are vested as of the Record Date and which are currently exercisable; (ii) 100,000 shares of common stock underlying 100,000 warrants to purchase common stock of Isonics; (iii) 135,455 shares of common stock held in the name of The James & Carol Alexander Family Foundation; and (iv) 500,000 shares held by wife Carol.

(2)
Includes: (i) 1,168,872 shares of common stock held jointly with wife Nancy Eiden Rubizhevsky; (ii) 418,750 shares of common stock underlying stock options of which 158,750 are vested as of the Record Date and which are currently exercisable; (iii) 100,000 shares of common stock underlying 100,000 warrants to purchase common stock of Isonics; (iv) 33,333 shares of common stock held by wife Nancy Eiden Rubizhevsky; (v) 51,000 shares of common stock held by son Zachary Rubizhevsky; and (vi) 51,000 shares of common stock held by son Ryan Rubizhevsky.

(3)
Includes 270,429 shares of common stock underlying stock options of which 250,429 are vested as of the Record Date and which are currently exercisable.

(4)
Includes 363,715 shares of common stock underlying stock options of which 343,715 are vested as of the Record Date and which are currently exercisable.

(5)
Includes (i) 200,000 shares of common stock of which 90,000 shares are vested as of the Record Date and (ii) 204,000 shares of common stock underlying stock options of which 164,000 are vested as of the Record Date and which are currently exercisable.

(6)
Includes 153,014 shares of common stock underlying stock options of which 78,014 are vested as of the Record Date and which are currently exercisable.

(7)
Includes 52,927 shares of common stock underlying stock options that are currently exercisable.

(8)
Includes 207,812 shares of common stock underlying stock options of which 151,512 are vested as of the record date and which are currently exercisable.

(9)
Includes 30,000 shares of common stock underlying stock options that are currently exercisable.

(10)
Asset Managers International, Ltd. ("AMI") holds warrants to purchase common stock and preferred stock convertible into common stock. The holder is not entitled to vote at any meeting of shareholders unless the holder has converted preferred stock or exercised common stock warrants as of the record date. The holder is not allowed to convert preferred stock or exercise common stock warrants to the extent that the conversion would result in the holder (and its affiliates) owning more than 9.99% of the outstanding common stock. Includes beneficial ownership of the following shares (subject to the 9.99% limitation): between 2,661,290 to 3,330,000 (depending on the market price on the date of conversion) shares of common stock underlying 33,000 shares of Series E Convertible Preferred Stock and 614,000 shares of common stock underlying 614,000 warrants to purchase common stock of Isonics owned of record and beneficially by AMI. The business address of AMI is c/o Olympia Capital (Ireland) Limited, Harcourt Center, 6th Floor, Block 3, Harcourt Road, Dublin 2, Ireland.

(11)
DKR Soundshore Oasis Holding Fund Ltd ("DKR") holds warrants to purchase common stock and 8% convertible debentures ("Debentures") convertible into common stock. The holder is not entitled to vote at any meeting of shareholders unless the holder has converted the Debentures or exercised common stock warrants as of the record date. The holder is not allowed to convert the Debentures or exercise common stock warrants to the extent that the conversion would result in the holder (and its affiliates) owning more than 4.99% of the outstanding common stock (although the holder may waive this limitation subject to a sixty day notice). Includes beneficial ownership of the following shares (subject to the 4.99% limitation): 1,425,000 (calculated at the conversion price of $5 per share) and 498,750 shares of common stock underlying 498,750 warrants to purchase common stock of Isonics owned of record and beneficially by DKR. The business address of DKR is c/o DKR Capital Partners LP, 1281 East Main Street, Stamford, CT 06902.

No Change of Control Arrangements

        We know of no arrangement, the operation of which may, at a subsequent date, result in change in control of Isonics.

PROPOSAL 1—ELECTION OF DIRECTORS

        The following persons are nominated as directors of Isonics for a term of one year and until the election and qualification of their successors:

James E. Alexander	Boris Rubizhevsky
Richard Parker	Lindsay Gardner
Russell W. Weiss

        These persons will constitute the entire Board of Directors. The person named in the proxy intends to vote for those nominees, each of whom has been recommended for election by the Nominating Committee of Board of Directors of Isonics, unless a shareholder withholds authority to vote for any or all of the nominees. The five nominees receiving the greatest number of affirmative votes will be elected as directors. If any nominee is unable to serve or, for good cause, will not serve, the person named in the proxy reserves the right to substitute another person of his choice as nominee in his place. Each of the nominees has agreed to serve, if elected.

Identification of Directors and Executive Officers

        The following table sets forth the names and ages of all the Directors and Executive Officers of Isonics, and the positions held by each such person as of the Record Date. Each of the directors holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. Each officer serves at the discretion of the Board.

Name	Age	Position
James E. Alexander	56	President, Chief Executive Officer, Treasurer, and Chairman of the Board
Boris Rubizhevsky	54	Senior Vice President, Vice Chairman and Director
Stephen J. Burden	56	Vice President, Semiconductor Materials and Products
John Sakys	36	Vice President, Chief Financial Officer and Secretary
Hans Walitzki	49	Vice President, Advanced Wafer Technology
Lindsay A. Gardner(1)(2)(3)	54	Vice President, Corporate Development and Life Sciences and Director
Richard Parker(1)(2)(3)	61	Director
Russell W. Weiss(1)(2)(3)	57	Director

(1)
Member of the Compensation Committee.

(2)
Member of the Audit Committee.

(3)
Member of the Nominating Committee

        James E. Alexander is our co-founder. He has served as our President, Chief Executive Officer and as a director since our inception. Mr. Alexander has worked full-time for Isonics since January 1994. From June 1972 to December 1993, he worked in a variety of technology positions at General Electric

Corporation in the aircraft engine and nuclear power divisions, most recently as Manager of Technology Programs. Mr. Alexander received his Bachelors degree in Metallurgical Engineering from the University of Cincinnati and performed graduate work in materials science there. He earned a Masters degree in Business Administration from Santa Clara University.

        Boris Rubizhevsky is a co-founder of Isonics and has been Senior Vice President and a director since our inception. In October 2004, Mr. Rubizhevsky was named President of our wholly owned subsidiary, Homeland Security Defense Corporation. Mr. Rubizhevsky became Vice Chairman in March 1997 and has worked exclusively for Isonics during this time. From November 1986 through December 1994, he owned and operated SAR Marketing, a consulting firm providing business advice and services to large multinational corporations. From June 1977 to May 1986, Mr. Rubizhevsky worked at General Electric Corporation as Business Development Manager in various international locations. He received his Bachelors degree in Engineering from Stevens Institute of Technology.

        Dr. Stephen J. Burden joined us in January 1997 as Director of Research & Development. He was promoted to Vice President, Semiconductor Materials effective January 1, 1999. From 1993 to 1997, Dr. Burden was Director of Product Development at SP3, Inc., a manufacturer of diamond-coated tools. From 1984 to 1993, he was Manager of Advanced Materials R&D at GTE Valenite, a subsidiary of GTE Corporation, a manufacturer of cutting tools. From 1974 to 1984, Dr. Burden was employed by General Electric Corporation in various capacities. Dr. Burden received his Ph.D. and Masters of Science degrees in Materials Science and Engineering from Drexel University, and his Bachelors degree in Science Engineering from Northwestern University. Dr. Burden also has an MBA from the University of Michigan.

        John Sakys joined us in May 2001 as Controller. He was promoted to Vice President, Chief Financial Officer effective September 3, 2001, and he serves as corporate Secretary. From September 2000 to April 2001 Mr. Sakys was controller of AuraServ Communications. From July 1998 to September 2000 Mr. Sakys was Director of Financial Reporting for Media One, Inc. From December 1994 to July 1998 Mr. Sakys was an audit manager at Ernst and Young LLP. Mr. Sakys received his Bachelors degree in Business Economics with an emphasis in accounting from the University of California at Santa Barbara and is a Certified Public Accountant.

        Dr. Hans Walitzki joined us in November 2001 as Vice President, Advanced Wafer Technology. He was employed as a vice president, chief technology officer, and Chairman of the Board of Directors of Silicon Evolution, Inc. (of Vancouver, Washington) from its formation in February 1999 until November 2001. Silicon Evolution filed a petition for relief under chapter 7 (liquidation) of the United States Bankruptcy Code in December 2001. Before that (from March 1982 until February 1999), Dr. Walitzki was employed at Wacker Siltronic Corporation in Portland, Oregon and its parent Wacker Siltronic AG in Germany. Dr. Walitzki received his Masters degree in Physics from Bonn University, Germany in 1980 and he received his Ph.D. in Physics from Bonn University in 1982.

        Lindsay A. Gardner has served as a director from September 1993. Ms. Gardner became our Vice President for Corporate Development and Life Sciences in October 2004 and November 2004, respectively. From 2001 until September 2004, Ms. Gardner was Director, Corporate Development and Strategic Planning for Menasha Corporation. From 1991 to 2001, Ms. Gardner was President of LG Associates, a U.S.-based management consulting firm providing strategic planning and materials management expertise to foreign company affiliates of U.S. companies in developing countries. During her tenure at LG Associates, Ms. Gardner resided in Moscow, Russia from September 1991 to January 1994, and Beijing, China from January 1994 to April 2000. She currently resides in Appleton, Wisconsin. From 1977 to 1991, Ms. Gardner worked for General Electric Corporation in a variety of management and functional positions including international marketing, quality assurance and supply chain management. Ms. Gardner received a Bachelors degree in International Economics from The

George Washington University Elliott School of International Affairs and earned a Masters of Business Administration from the University of Louisville.

        Richard Parker has served as a director since August 1998. Mr. Parker previously was Vice-President of Distribution Sales for Cypress Semiconductor and he held that position since December 1997 until his retirement which was effective December 31, 2002. Previously, Mr. Parker was Director of Sales for Cypress from April 1984 to December 1997. Prior to joining Cypress, he held various sales and marketing management positions at Fairchild Semiconductor from 1973 to 1984. He received a Bachelors degree in Education from the University of North Dakota.

        Russell W. Weiss has served as a director since January 2004. Mr. Weiss has 32 years of experience in the Semiconductor Industry and is currently Vice President and General Manager of the worldwide Sales Operations for KLA-Tencor. From April 2002 through February 2003, Mr. Weiss was President and Representative Director of KLA-Tencor Japan Ltd. From 1996 through April 2002, Mr. Weiss held various positions with KLA-Tencor. From 1991-1996 Mr. Weiss held various positions with Schlumberger with the most recent being Vice President and General Manager of Schlumberger ATE test equipment division. Mr. Weiss received his BSEE from Missouri University and his MBA from Babson College.

Significant Employees and Family Relationships

        There are no significant employees who are not also directors or executive officers. There were and are no family relationships among the officers, directors or any person chosen by us to become a director or officer. No arrangement exists between any of the above officers and directors pursuant to which any one of those persons was elected to such office or position. None of our directors is also a director of another company which has a class of securities registered under Section 12 of the Securities Exchange Act of 1934, or which is subject to the reporting requirements of Section 15(d) of that act.

Involvement in Certain Legal Proceedings

        Based on information submitted by the directors and executive officers, none of the directors or executive officers is involved in, or has been involved in, legal proceedings during the past five years that are material to an evaluation of the ability or integrity of any director or executive officer.

Meetings of the Board and Committees

        The Board of Directors held eleven formal meetings during the year ended April 30, 2004, and eight meetings subsequently through the Record Date. Each director attended all of the formal meetings either in person or by telephone (except for four meetings at which one director at each meeting was not present). In addition, regular communications were maintained throughout the year among all of the officers and directors of Isonics and the directors acted by unanimous consent three times during the year ended April 30, 2004 and three times subsequently through the Record Date. Isonics has standing audit, nominating and compensation committees.

        Isonics does not have a formal policy with regard to board members' attendance at annual meetings, but encourages them to attend shareholder meetings. All directors attended our last annual meeting of shareholders in person.

  Audit Committee:

        We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The following persons serve on our audit committee: Lindsay Gardner, Richard Parker and Russell W. Weiss.

        Mr. Parker and Mr. Weiss are each "independent" as that term is defined in Rule 4200(a)(15) of the NASDAQ listing standards. Ms. Gardner is not considered to be "independent" under these rules.

        The audit committee held six formal meetings during the year ended April 30, 2004, and four meetings subsequently through the Record Date. With the exception of one meeting in which one member was unable to attend, each member of that committee attended each of those meetings in person or by telephone. The audit committee also acted by unanimous written consent on one occasion subsequent to the year ended April 30, 2004 through the Record Date. The audit committee has not yet designated its audit committee financial expert. The Board of Directors has adopted a written charter for the audit committee, which is available on our website at www.isonics.com and is attached hereto.

        The following constitutes the report the audit committee has made to the Board of Directors and, when read in connection with the Audit Committee Charter, generally describes the functions performed by the audit committee:

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Isonics Corporation

        Management is responsible for Isonics' internal controls and the financial reporting process. The independent accountants of Isonics are responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report on Isonics' financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors of Isonics Corporation that, in connection with the financial statements for the year ended April 30, 2004, we have:

  •
  reviewed and discussed the audited financial statements with management and the independent accountants;

  •
  approved the appointment of Grant Thornton LLP as the independent accountants and on November 24, 2004 approved the dismissal of Grant Thornton LLP from such position, as described in the Independent Public Accountant section below;

  •
  reviewed and discussed the issues regarding the Isonics disagreement with Grant Thornton LLP over the auditing scope and procedures to be performed with management and the independent accountants;

  •
  approved the appointment of Hein & Associates, LLP as the independent accountants to replace Grant Thornton LLP;

  •
  discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380), as modified by SAS 89 and SAS 90; and

  •
  received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent accountant the accountant's independence.

        Based on the discussions and our review discussed above, we recommended to the Board of Directors that the audited financial statements for the year ended April 30, 2004 be included in the Isonics 2004 Annual Report to Shareholders on Form 10-KSB for that fiscal year.

Respectfully submitted,
The Audit Committee of Isonics Corporation
Lindsay Gardner, Chair
Richard Parker, Member
Russell Weiss, Member

  Compensation Committee:

        The Compensation committee held no formal meetings during the year ended April 30, 2004, and held no meetings subsequently through the Record Date. The following persons serve on our Compensation Committee: Lindsay Gardner, Russell Weiss and Richard Parker. The compensation committee has the authority to review and make recommendations to our Board of Directors with respect to the compensation of our executive officers.

  Nominating Committee:

        Isonics has a standing Nominating Committee ("Nominating Committee") to direct and oversee the process by which individuals may be nominated to our board of directors. The following persons serve on our Nominating Committee: Lindsay Gardner, Russell W. Weiss and Richard Parker. Messrs. Weiss and Parker are "independent" as defined under NASDAQ Marketplace Rule 4200(a)(15). Our Nominating Committee's charter was adopted by the board of directors on January 27, 2004, and is available on our web site at www.isonics.com. Each member of the Nominating Committee must qualify as "independent" as defined under NASDAQ Marketplace Rule 4200(a)(15) and be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment.

        The functions performed by the Nominating Committee include identifying potential directors and making recommendations as to the size, functions and composition of the Board and its committees. In making nominations, our Nominating Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the board, in collectively serving the long-term interests of the shareholders. The Nominating Committee held no formal meetings during the year ended April 30, 2004, and through the Record Date. The Nominating Committee acted by unanimous written consent twice during the year ended April 30, 2004 and once subsequent to the year ended April 30, 2004 and through the Record Date.

        The Nominating Committee considers nominees proposed by our shareholders. To recommend a prospective nominee for the Nominating Committee's consideration, you may submit the candidate's name by delivering notice in writing to Isonics' Nominating Committee isonics@nuvox.net or c/o Chair, Nominating Committee, via first class U.S. mail, at Isonics Corporation, 5906 McIntyre Street, Golden, CO 80403.

        A shareholder nomination submitted to the nomination committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to Isonics by the date mentioned in the most recent proxy statement under the heading "Proposal From Shareholders" as such date may be amended in cases where the annual meeting has been changed as contemplated in SEC Rule 14a-8(e), Question 5:

  (i)
  The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation;

  (ii)
  The number of shares and description of Isonics voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly;

  (iii)
  The name, address, telephone number, fax number and e-mail address of the person being recommended to the nominating committee to stand for election at the next annual meeting (the "proposed nominee") together with information regarding such person's education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information.

  (iv)
  Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K.

  (v)
  Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K).

  (vi)
  Information regarding the share ownership of the proposed nominee required by Item 403 of Regulation S-K.

  (vii)
  Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of Regulation S-K.

  (viii)
  The signed consent of the proposed nominee in which he or she

  a.
  consents to being nominated as a director of Isonics if selected by the nominating committee,

  b.
  states his or her willingness to serve as a director if elected for compensation not greater than that described in the most recent proxy statement;

  c.
  states whether the proposed nominee is "independent" as defined by NASDAQ Marketplace Rule 4200(a)(15); and

  d.
  attests to the accuracy of the information submitted pursuant to paragraphs (i), (ii), (iii), (iv), (v), (vi), and (vii), above.

        Although the information may be submitted by fax, e-mail, mail, or courier, the nominating committee must receive the proposed nominee's signed consent, in original form, within ten days of making the nomination.

        When the information required above has been received, the nominating committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of Isonics and the qualifications of such proposed nominee to fulfill those needs.

        The process for evaluating a director nominee is the same whether a nominee is recommended by a shareholder or by an existing officer or director. The Nominating Committee will:

  1.
  Establish criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board of Directors: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. We will periodically assess the criteria to ensure it is consistent with best practices and the goals of Isonics.

  2.
  Identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chairman of the Board, make recommendations to the Board on new candidates for Board membership.

  3.
  Receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or shareholders in accordance with policies set by the Nominating Committee and applicable laws.

        The Nominating Committee has held no formal meetings. On February 4, 2005 by unanimous written consent the Nominating Committee nominated all five directors currently serving on our board of directors to stand for reelection.

        Isonics has not engaged the services of or paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees. Within a reasonable time before we began to print and mail this proxy statement and related materials, neither Isonics nor our Nominating Committee has received a recommended nominee from any shareholder that beneficially own more than 5% of Isonics common stock or group of shareholders that beneficially own more than 5% of Isonics common stock.

Shareholder Communication with the Board of Directors

        We value the views of our shareholders (current and future shareholders, employees and others). Accordingly, our Board of Directors established a system through its Audit Committee to receive, track and respond to communications from shareholders addressed to Isonics' Board of Directors or to its Non-Management Directors. Any shareholder who wishes to communicate with the Board of Directors or the Non-Management Directors may write to:

Chair, Audit Committee
c/o Isonics Corporation
5906 McIntyre Street
Golden, CO 80403
email address: isonics@nuvox.net

        The chair of the Audit Committee is the Board Communications Designee. She will review all communications and report on the communications to the chair of the Nominating Committee, the full Board or the Non-Management Directors as appropriate. The Board Communications Designee will take additional action or respond to letters in accordance with instructions from the relevant Board source.

Code of Ethics

        On January 27, 2004, our Board of Directors adopted a code of ethics that applies to all of our officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller. Our Code of Ethics establishes standards and guidelines to assist our directors, officers, and employees in complying with both our corporate policies and with the law and is posted at our website: www.isonics.com.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Isonics. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based upon a review of the copies of such reports furnished to us and based upon written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended April 30, 2004 and subsequently. Asset Managers International, Ltd., holders of our Series E Convertible Preferred Stock, has taken the position that, because the certificates of determination for the Series E Convertible Preferred Stock prevents them from converting shares of such stock at any time when the results of the conversion would result in ownership of more than 9.99% of the outstanding Isonics common stock, they are not subject to the reporting requirements of Section 16(a). See "Security Ownership of Certain Beneficial Holders and Management" above.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth information regarding compensation awarded, paid to, or earned by the chief executive officer and the other principal officers of Isonics for the three years ended April 30, 2004, 2003 and 2002. No other executive officer earned salary and bonus compensation exceeding $100,000 during any of those years. This includes all compensation paid to each by Isonics and any subsidiary. Effective February 22, 2005, Daniel Grady is no longer an executive officer of Isonics.

Long-term Compensation Awards
Awards
Annual Compensation
							Securities Underlying Options & SARs (#)		Payout
Name and Principal Position	Fiscal Year	($) Salary	($) Bonus		($) Other(a)	($) Restricted Awards				All Other Compensation
LTIP
James E. Alexander President & CEO	2002 2003 2004	240,000 240,000 240,000	0 0 0		0 0 0	0 0 0	120,000 0 0	(d)	0 0 0	0 0 0
Boris Rubizhevsky Senior Vice President	2002 2003 2004	216,000 216,000 216,000	0 0 0		0 0 0	0 0 0	118,750 0 0	(e)	0 0 0	0 0 0
Stephen J. Burden, Vice President	2002 2003 2004	137,665 144,000 144,000	0 0 35,700	(h)	0 0 0	0 0 0	109,000 40,000 50,000	(f) (g) (i)	0 0 0	0 0 0
Daniel J. Grady Vice President	2002 2003 2004	144,000 149,500 156,000	27,750 0 60,000	(j)	0 0 0	0 0 0	106,375 0 50,000	(k) (l)	0 0 0	0 0 0
John V. Sakys, Vice President(b)	2002 2003 2004	117,947 125,000 132,492	0 0 30,000		0 0 0	0 0 0	107,812 25,000 0	(m) (n)	0 0 0	0 0 0
Hans Walitzki, Vice President(c)	2002 2003 2004	69,745 160,000 160,000	0 0 0		0 0 0	0 0 0	404,000 0 0	(o)	0 0 0	0 0 0

(a)
Excludes other compensation, the aggregate amount of which does not exceed the lesser of $50,000 or 10% of such named Executive Officers' annual compensation.

(b)
Mr. Sakys joined Isonics in May 2001 and became an officer of Isonics effective September 2001.

(c)
Dr. Walitzki joined Isonics as an officer in November 2001.

(d)
Options to purchase 100,000 shares of common stock were granted in November 2001 with an exercise price of $1.17 (of which 80,000 have vested as of the Record Date) and an expiration date of November 12, 2006. Options to purchase 20,000 shares of common stock were granted in March 2002, as consideration for delaying salary in January and March 2002, are currently exercisable at $1.25 per share and expire March 27, 2007. Amount does not include 100,000 common stock warrants granted in March of 2002 which are currently exercisable at $1.25 per share as consideration for pledging common stock as a guarantee relating to the issuance of our Series 2002A Convertible Notes.

(e)
Options to purchase 100,000 shares of common stock were granted in November 2001 with an exercise price of $1.17 (of which 80,000 have vested as of the Record Date) and an expiration date of November 12, 2006. Options to purchase 18,750 shares of common stock were granted in March 2002, as consideration for delaying salary in January and March 2002, are currently exercisable at $1.25 per share and expire March 27, 2007. Amount does not include 100,000 common stock warrants granted in March of 2002 which are currently exercisable at $1.25 per share as consideration for pledging common stock as a guarantee relating to the issuance of our Series 2002A Convertible Notes.

(f)
Options to purchase 100,000 shares of common stock were granted in November 2001 with an exercise price of $1.06 (of which 80,000 have vested as of the Record Date) and an expiration date of November 12, 2011. Options to purchase 9,000 shares of common stock were granted in March 2002, as consideration for delaying salary in January and March 2002, are currently exercisable at $1.13 per share and expire March 27, 2007.

(g)
Options to purchase 40,000 shares of common stock were granted in April 2003, are currently exercisable at $.90 and expire April 4, 2013.

(h)
Dr. Burden's amount reflects the granting of 30,000 restricted common shares with a fair market value of $1.19 per share issued in January 2004.

(i)
Options to purchase 50,000 shares of common stock were granted in December 2003, are currently exercisable at $1.20 and expire December 15, 2013.

(j)
Dr. Grady's amount reflects the granting of 25,000 restricted common shares with a fair market value of $1.11 per share issued in January 2002.

(k)
Options to purchase 100,000 shares of common stock were granted in November 2001 with an exercise price of $1.06 (of which 80,000 have vested as of the Record Date) and an expiration date of November 12, 2011. Options to purchase 6,375 shares of common stock were granted in March 2002, as consideration for delaying salary in January and March 2002, are currently exercisable at $1.13 per share and expire March 27, 2007.

(l)
Options to purchase 50,000 shares of common stock were granted in December 2003, are currently exercisable at $1.20 and expire December 15, 2013.

(m)
Options to purchase 100,000 shares of common stock were granted in May 2001, as consideration for Mr. Sakys joining the Company, are currently exercisable at $1.69 per share and expire May 22, 2011. Options to purchase 7,812 shares of common stock were granted in March 2002, as consideration for delaying salary in January and March 2002, are currently exercisable at $1.13 per share and expire March 27, 2007.

(n)
Options to purchase 25,000 shares of common stock were granted in April 2003, are currently exercisable at $.90 and expire March 4, 2013.

(o)
Options to purchase 200,000 shares of common stock were granted in November 2001 with an exercise price of $1.01 (of which 160,000 have vested as of the Record Date) and an expiration date of December 1, 2006. Options to purchase 4,000 shares of common stock were granted in March 2002, as consideration for delaying salary in January and March 2002, are currently exercisable at $1.13 per share and expire March 27, 2007. Restricted stock of 200,000 shares with a fair market value of $1.01 per share was granted in November 2001 (of which 90,000 shares have vested as of the Record Date).

        In October 1996, we adopted an employee benefit plan under Internal Revenue Code Section 401(k). The 401(k) plan is a profit sharing plan under which both employees and Isonics are entitled to contribute a portion of compensation and earnings, respectively, to investment funds to supplement employee retirement benefits.

        We do not have written plans to pay bonuses or deferred compensation to our employees except those expressly stated in the following sections and those which we propose to create if approved by the shareholders at the annual meeting.

        We have adopted medical, dental, and life insurance plans for our employees and their dependents at our cost. In some cases, we also provide discretionary disability and other insurance plans for the benefit of our employees.

Options/SAR Grants

Stock Options and Option Plans

        We grant options to executive officers, employees and consultants under the following plans (collectively the "Plans"):

  (a)
  1996 Stock Option Plan. Although this plan has been terminated, there are options outstanding. The options granted pursuant to this plan are subject to a registration statement on Form S-8, Commission file no. 333-74339 which has been incorporated into file no. 333-74339 pursuant to Rule 429. As of the Record Date, options to purchase 358,769 shares were outstanding under this plan.

  (b)
  1996 Executives' Equity Incentive Plan. The Executives' Plan authorizes the grant of options to purchase 2,000,000 stock options. The options granted may be either incentive stock options, if they meet the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options. Of these, 1,000,000 shares are subject to a registration statement on Form S-8, Commission file no. 333-52514, which incorporated the shares included in the previous registration statement on Form S-8, Commission file no. 333-74339 pursuant to Rule 429. We have issued 603,395 options for shares that are not included within existing registration statements. As of the Record Date, options to purchase 1,505,937 shares were outstanding under this plan.

  (c)
  1996 Equity Incentive Plan. The Employees' Plan authorizes the grant of options to purchase 1,000,000 stock options. The options granted may be either incentive stock options, if they meet the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options. Of these, 500,000 shares are subject to a registration statement on Form S-8, Commission file no. 333-52514, which incorporated the shares included in the previous registration statement on Form S-8, Commission file no. 333-74339, pursuant to Rule 429. We have issued 252,121 options for shares that are not included within existing registration statements. As of the Record Date, options to purchase 692,941 shares were outstanding under this plan.

  (d)
  1998 Employee Stock Purchase Plan. The Stock Purchase Plan authorizes employee purchase of up to 200,000 shares of Isonics common stock. As of the Record Date, employees had purchased a total of 57,224 shares of Isonics common stock pursuant to this plan. The shares included in this plan are subject to a registration statement on Form S-8, Commission file no. 333-74339.

        Except for the Director's Plan described below, we have not adopted any other stock option or stock appreciation rights plan. See "Compensation of Directors" below. An additional stock option plan will be presented to the shareholders at our Annual Meeting, described under Proposal 3 below.

Options/SAR Grants in Last Fiscal Year

        We granted stock options to the executive officers named in the compensation table above and the independent directors named below during the fiscal year ended April 30, 2004 and subsequently through the Record Date.

Individual Grants

	Number of Securities Underlying Options/SARs Granted	Exercise or Base Price	Expiration Date
Daniel Grady	50,000	$1.20	December 16, 2013
Stephen J. Burden	50,000	$1.20	December 16, 2013
Lindsay Gardner	100,000	$1.52	October 6, 2014
Boris Rubizhevsky	300,000	$4.64	February 21, 2015
James Alexander	100,000	$4.64	February 21, 2015
John Sakys	75,000	$4.64	February 21, 2015

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

        No officer exercised employee stock options during the fiscal year ended April 30, 2004 or subsequently. The following table sets forth information regarding the year-end value of options being held by the Chief Executive Officer and the other named officers and persons listed below on April 30, 2004.

Name and Principal Position	Shares acquired on exercise (#)	Value realized	Number of securities underlying unexercised options/stock appreciation rights at April 30, 2004 Exercisable/Unexercisable	Value of unexercised in-the-money options/stock appreciation rights at April 30, 2004 Exercisable/Unexercisable
James E. Alexander President & CEO	0	0	80,000/40,000	$28,000/$14,800
Boris Rubizhevsky Senior Vice President	0	0	78,750/40,000	$27,637/$14,800
Daniel J. Grady Vice President	0	0	323,715/40,000	$247,460/$14,800
Stephen J. Burden Vice President	0	0	230,429/40,000	$75,090/$14,800
John V. Sakys Vice President	0	0	107,812/25,000	$19,202/$0
Hans Walitzki Vice President	0	0	124,000/80,000	$65,240/$42,400

Long Term Incentive Compensation Plans, and Defined Benefit and Actuarial Plans

        Isonics has no long term incentive compensation plans, defined benefit plans or actuarial plans.

Compensation of Directors

        We reimburse directors for travel and related expenses associated with Board of Directors meetings. In January 2000, we agreed to compensate non-employee directors $2,000 for attending Board of Directors' meetings in person, and $500 for attending Board of Directors' meetings telephonically beginning January 1, 2000.

        The 1998 Directors' Plan (the "Directors' Plan") authorized each person serving as a member of the Board who is not an employee of ours to receive options to purchase 20,000 shares of our common stock when such person accepts his position as a Director and to receive an additional option to purchase 10,000 shares when such person is re-elected as a Director provided such person is not an employee of Isonics. The exercise price for the options is the Fair Market Value (as defined in the Executives' Plan) on the date such person becomes a director and the options are exercisable for five years from such date. The options granted under the Directors' Plan vest immediately upon the date of the grant. In the event a Director resigns or is not re-elected to the Board, his or her failure to exercise the options in three months results in the options' termination prior to the expiration of their term. Although the Directors adopted the plan in 1998, the Board formalized the plan by resolution in January 2000.

        Under the Directors' Plan the following individuals have been granted options through the Record Date:

Name	Shares Under Option	Exercise Price	Expiration
Lindsay Gardner	10,000	$6.25	April 26, 2005
	10,000	$2.19	October 10, 2005
	10,000	$1.06	November 12, 2006
	10,000	$1.00	November 19, 2007
	10,000	$1.42	April 27, 2009
Richard Parker	10,000	$6.25	April 26, 2005
	10,000	$2.19	October 10, 2005
	10,000	$1.06	November 12, 2006
	10,000	$1.00	November 19, 2007
	10,000	$1.42	April 27, 2009
Russell Weiss	20,000	$1.17	January 5, 2009
	10,000	$1.42	April 27, 2009

        We do not have any other arrangements pursuant to which we compensate the Directors for acting in their capacities as such. The shares underlying the directors' options are not included in a registration statement. Additional options will be granted to directors elected at this meeting.

Employment Agreements, Termination of Employment and Change In Control Agreements

        Currently both Mr. Alexander and Mr. Rubizhevsky are covered by employment agreements that are renewable on an annual basis. We have employment agreements with Dr. Daniel J. Grady, Dr. Stephen J. Burden, Dr. Hans Walitzki, and Mr. John V. Sakys. The agreements have an indefinite term (except for the agreement with Dr. Walitzki which expires November 2006) and provide for at-will employment, terminable at any time by either party. The agreements provide for a rate of annual compensation, which we will review annually. Under each agreement, Dr. Grady, Dr. Burden, Dr. Walitzki, and Mr. Sakys are entitled to participate in our standard plans and policies. The agreements also include confidentiality and invention assignment provisions.

Report on Repricing of Options/SARs

        We did not reprice any options or stock appreciation rights during the fiscal year ended April 30, 2004, or subsequently.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following is provided with respect to compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance as of the Record Date.

Equity Compensation Plan Information (as of the Record Date)

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding, Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column(a)
Equity Compensation Plans Approved by Security Holders	2,687,647	$2.00	414,484
Equity Compensation Plans Not Approved by Security Holders	0	0	0

Total	2,687,647	$2.00	414,484

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We provide the following information regarding transactions among officers, directors and significant shareholders of Isonics during the most recent two fiscal years and during the subsequent fiscal year.

Pledging of Shares in Connection with Issuance of Series 2002A 4% Convertible Notes

        In connection with the issuance of our Series 2002A 4% Convertible Notes on March 20, 2002, James E. Alexander (president, chief executive officer and a director of Isonics) and Boris Rubizhevsky (senior vice president and a director of Isonics) each pledged 500,000 common shares in order to secure our $1,000,000 obligation while we filed and obtained effectiveness for a Form S-3 registration statement for the benefit of the lenders as selling security holders. In consideration for pledging their shares, we issued both James E. Alexander and Boris Rubizhevsky a warrant to purchase 100,000 shares of common stock. Each warrant vested immediately, is exercisable at $1.25 per share and expires on March 20, 2007. The pledge agreement terminated in June 2002 when we fulfilled our registration obligations.

Corporate Loans to Officers

        We have not made any corporate loans to our officers, directors, or shareholders in fiscal years 2004, 2003 or subsequently. The Sarbanes-Oxley Act of 2002 prohibits any loans to corporate officers or directors.

Corporate Loans from Officers and Employees

        During the current fiscal year and previously, we have been required to borrow money from certain executive officers in order to finance certain receivables.

        On December 23, 2003, we borrowed $40,000 from James E. Alexander, our President and Chief Executive Officer. We repaid the loan in full, plus interest at 12% per annum, on January 30, 2004.

        On September 9, 2003, we borrowed $100,000 from Stephen Burden, our Vice President of Semiconductor Materials and Products. We repaid the loan in full, plus interest at 12% per annum, on September 11, 2003. On November 19, 2003 we borrowed an additional $100,000 from Dr. Burden. The loan bore interest at a rate of 12% per annum and was due the earlier of one year or the collection of certain accounts receivable, as defined. This loan was repaid in full, plus interest in January 2004.

        On August 26, 2003 and July 30, 2003, we borrowed $120,000 and $80,000, respectively from Daniel Grady, our Vice President of Life Sciences. We repaid the loans in full, plus interest at 12% per annum, on September 11, 2003 and August 4, 2003, respectively. On November 18, 2003, we borrowed an additional $120,000 from Dr. Grady. The loan bore interest at a rate of 12% per annum and was due the earlier of one year or the collection of certain accounts receivable, as defined. This loan was repaid in full, plus interest in January 2004.

        We did not borrow any additional funds from our officers or directors during the years ended April 30, 2004 or 2003, or subsequently. When funds are owed to our executive officers, we have agreed to keep them advised with respect to our cash receipts and expenditures.

PROPOSAL 2—INCREASE IN AUTHORIZED CAPITALIZATION

General Description

        The following table sets forth a general description of Isonics' outstanding and authorized capitalization as of the Record Date. Currently there are 40,000,000 shares of Common Stock authorized and 10,000,000 shares of preferred stock authorized. As of the Record Date, we have issued or have committed to issue (depending on the ultimate conversion price of our Series E Convertible Preferred Stock) up to 45,641,902 shares of Common Stock. In addition we have 414,484 shares available to issue under current outstanding stock option plans.

Type of Security	Shares of Common Stock Related Thereto
Shares of Common Stock outstanding	27,586,800
6,666 shares of Series A Convertible Preferred Stock outstanding, liquidation preference $1.50 per share, each share convertible into two shares of Common Stock. See note 1, below	13,332
Shares of Series B Convertible Preferred Stock outstanding	None
Shares of Series C Convertible Preferred Stock outstanding	None
Shares of Series D Convertible Preferred Stock outstanding, liquidation preference $100 per share, each convertible into Common Stock at the rate of $1.10 per share. See note 2, below	172,727
Shares of Series E Convertible Preferred Stock outstanding, liquidation preference $100 per share, convertible into Common Stock at the rate of 75% of market at the time of conversion, but no less than $1.00 per share and no greater than $1.24 per share. See note 3, below	3,300,000
8% Convertible Debentures outstanding, convertible into Common Stock at a rate of $5.00 per share	4,554,000
Unissued Class C Warrants that expire on December 31, 2005, with an exercise price of $2.50	1,780,110
Options, that expire through October 6, 2014, with an average exercise price of $2.00	2,687,647
Warrants, that expire through November 2007, with an average exercise price of $3.03	5,404,510
Options which may be issued pursuant to 1996 Stock Option Plan (which plan has been terminated)	Zero

Options which may be issued pursuant to 1996 Executives' Equity Incentive Plan, which authorizes the grant of options to purchase 2,000,000 stock options (not including the options which have been issued and which have been exercised or remain outstanding). This Plan expires in 2006	166,605
Options which may be issued pursuant to 1996 Equity Incentive Plan, which authorizes the grant of options to purchase 1,000,000 stock options (not including the options which have been issued and which have been exercised or remain outstanding). This Plan expires in 2006	247,879
Shares remaining to be purchased pursuant to 1998 Employee Stock Purchase Plan, which authorizes employees to purchase of up to 200,000 shares of Isonics Common Stock	142,776

The 1998 Directors' Plan authorized each person serving as a member of the Board who is not an employee to receive options to purchase 20,000 shares of Common Stock when such person accepts his position as a Director and to receive an additional option to purchase 10,000 shares when such person is re-elected as a Director provided such person is not an employee of Isonics. For additional information regarding rights and privileges, see the description in "Compensation of Directors" above	Options to be issued at this annual meeting to one or more new directors, and thereafter
Warrants which may be issued to new members of the Advisory Board to Isonics Homeland Security and Defense Corporation	Unknown

Note 1: The Series A Convertible Preferred Stock has a liquidation preference of $1.50 per share and a right to convert the shares based on basis of a two shares of common stock for each share of Series A Convertible Preferred Stock outstanding. The Series A Convertible Preferred Stock is entitled to dividends or distributions equal to the amount of the dividend or distribution per share of Common Stock payable at such time multiplied by the number of shares of Common Stock then obtainable upon conversion of such Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock is currently redeemable.

Note 2: The Series D Convertible Preferred Stock has a liquidation preference of $100 per share and a right to convert the shares into common stock at the rate of $1.10 per share. Subject to the prior rights of holders of all classes of stock at the time outstanding, the Series D Convertible Preferred Stock is entitled to dividends or distributions equal to the amount of the dividend or distribution per share of Common Stock or Series D Convertible Preferred Stock payable at such time multiplied by the number of shares of Common Stock then obtainable upon conversion of such Series D Convertible Preferred Stock.

Note 3: The Series E Convertible Preferred Stock has a liquidation preference of $100 per share and a right to convert the shares into Common Stock at the rate of 75% of market at the time of conversion, but no less than $1.00 per share and no greater than $1.24 per share. The Series E Convertible Preferred Stock bears a dividend at the rate of 8% per annum ($8.00 per share), payable in cash, in arrears, monthly, commencing on October 4, 2004 (and payable at each month end). The dividend obligation terminates after one year or earlier if the Series E Convertible Preferred Stock is converted to common stock. Subject to the prior rights of holders of all classes of stock at the time outstanding, the Series E Convertible Preferred Stock is entitled to dividends or distributions equal to the amount of the dividend or distribution per share of common stock or Series E Convertible Preferred Stock payable at such time multiplied by the number of shares of Common Stock then obtainable upon conversion of such Series E Convertible Preferred Stock. The conversion price ratio of the Series E

Convertible Preferred Stock was reduced from 85% because we were unable to meet our obligation to register the underlying shares of Common Stock, including the obligation to file a registration statement by November 7, 2004 and to obtain effectiveness of the registration statement within 70 days after the filing of the registration statement. We are currently in default of our obligation and, as a result, we are incurring a penalty of $2,200 per day until a registration statement covering these shares is filed.

        Common Stock.    The Board of Directors has approved and recommends that the shareholders approve an increase in the number of shares of Common Stock we are authorized to issue. Our Articles of Incorporation presently authorizes it to issue up to 40,000,000 shares of Common Stock.

        As described above, we have issued and/or committed to issue a total number of shares of Common Stock greater than which we are currently authorized to issue. Unless the shareholders approve an increase in authorized capital, we may not be able to meet all of our contractual obligations with respect to the issuance of Common Stock or accomplish further equity-based financing or acquisitions using our Common Stock.

        Subject to preferences that may be applicable to any preferred stock outstanding at the time, the holders of outstanding shares of common stock are entitled to receive dividends from assets legally available at such times and in such amounts as the Board of Directors may from time to time determine.

        Each Common Stock shareholder is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of shareholders.

        Cumulative voting for the election of directors is specifically authorized by California law and the Bylaws. Under cumulative voting for the election of directors, upon a proper and timely request by a shareholder, each shareholder is entitled to cast a number of votes equal to the number of shares held multiplied by the number of directors to be elected. The votes may be cast for one or more candidates. Thus, under cumulative voting, a majority of the outstanding shares will not necessarily be able to elect all of the directors, and minority shareholders may be entitled to greater voting power with respect to election of directors than if cumulative voting did not apply.

        The Bylaws provide that so long as we are a "listed company" as defined by applicable California law, there will not be cumulative voting in connection with the election of directors. Generally, a "listed company" is a company that is traded on the New York Stock Exchange, the American Stock Exchange or Nasdaq—National Market System. At the present time, we are not a "listed company" as defined in California law, and therefore cumulative voting will continue to apply in connection with the election of directors.

        The Common Stock is not entitled to preemptive rights and is not subject to conversion or redemption. Upon Isonics' liquidation, dissolution or winding up, the remaining assets legally available for distribution to shareholders, after payment of claims of creditors and payment of liquidation preferences, if any, on outstanding preferred stock, are distributable ratably among the holders of the Common Stock and any participating preferred stock outstanding at that time. Each outstanding share of Common Stock is fully paid and nonassessable.

        Preferred Stock.    We currently have 10,000,000 shares of our preferred stock authorized. The proposed recapitalization will not affect the authorized preferred stock. The rights of the preferred stock are summarized in the above table and in the notes to the table.

Proposed Amendment to Articles of Incorporation

        The Board of Directors has adopted resolutions authorizing amendments to Article III, Section (a) of our Articles of Incorporation, subject to shareholder approval, increasing the number of shares of Common Stock, which we may issue to 75,000,000, an increase of 35,000,000 shares. The language of the amendment that the shareholders will be asked to consider at the meeting is an amendment to Article III of our articles of incorporation so that Article III will read as follows:

    "The aggregate number of shares of capital stock which this corporation shall be authorized to issue is Eighty-Five Million (85,000,000), which shall consist of:

    (a)
    Seventy-Five Million (75,000,000) shares which shall be designated as Common Stock; and

    (b)
    Ten Million (10,000,000) shares which shall be designated as Preferred Stock."

        If approved by the shareholders, the amendment to Article III will not affect or amend the designations of preferences for the outstanding shares of Series A, D, or E Convertible Preferred Stock.

        The following chart sets forth information about the outstanding and reserved shares of our common and preferred stock, and our authorized capital both before and after the adoption of the proposed amendment to Article III of our articles of incorporation as of the Record Date:

	Current		Following Recapitalization
	Outstanding and Reserved	Authorized	Outstanding and Reserved	Authorized
Common Stock	46,056,386	40,000,000	46,056,386	75,000,000
Preferred Stock	41,566	10,000,000	41,566	10,000,000

        If the recapitalization is approved, we expect to have sufficient capitalization to accomplish our corporate goals as expressed below.

Reasons for the Recapitalization Described in this Proposal

        In the recent past, we have used our authorized but unissued Common Stock for numerous different purposes, including:

  •
  financing activities in private placements of our securities,

  •
  for the issuance of stock upon exercise of options, warrants and/or conversion of our outstanding Series A, D and E Convertible Preferred Stock,

  •
  acquisition of Encompass Materials Group, Ltd., for which 731,930 shares of Common Stock were issued as partial consideration.

        At the present time, we have only a nominal number of remaining unissued and unreserved shares of our Common Stock. The Board of Directors is concerned that this lack of remaining capitalization may result in adverse consequences to Isonics should we be unable to issue common stock to meet certain contractual requirements. The Board also believes that we need a significant amount of authorized capitalization for Isonics to accomplish its future growth objectives. The Board from time-to-time considers various financing opportunities and a lack of authorized common stock would make equity financing opportunities difficult, if not impossible, to accomplish.

        It is also important that our shareholders approve the increase in capitalization so that we will have sufficient authorized capital for us to complete our obligations with respect to our recently completed $22,000,000 financing. While we issued convertible debentures and common stock warrants in this financing, we will be unable to permit more than a nominal number of debentures to convert or warrants to exercise based on our existing capitalization. We intend to seek shareholder approval of this transaction at our next shareholders' meeting which we expect to hold before November 30, 2005.

        Currently there are no other transactions anticipated that would require shareholder approval for the issuance of any Common Stock. We may engage in private placements in the future pursuant to which additional shares of Common Stock might be issued without any requirement of obtaining shareholder approval.

Effect of the Recapitalization Described in this Proposal

        The recapitalization described in this Proposal will result in Isonics being able to issue a large number of additional shares of its Common Stock. Subject to fiduciary requirements under the business judgment rule, the Board of Directors may authorize the issuance of additional shares of Common Stock without the need to obtain further shareholder approval. If issued, these shares would greatly affect the percentage interest of our present shareholders by reducing the proportionate voting power of the outstanding shares of common stock.

        In addition, the power to issue a substantial number of shares of Common Stock following the proposed recapitalization could be used by incumbent management to make any change in control of the Isonics more difficult. Under certain circumstances, such shares could be used to create voting impediments or to frustrate persons seeking to affect a takeover or otherwise gain control of Isonics. For example, additional shares of common stock could be privately placed with purchasers who might side with the Board in opposing a hostile takeover bid or to dilute the stock ownership of a person or entity seeking to obtain control of Isonics.

        Despite such anti-takeover implications, the recapitalization is not the result of our knowledge of any specific effort to accumulate our securities or to obtain control of Isonics by means of a merger, tender offer, proxy solicitation in opposition to management, or otherwise. We are not submitting the proposed amendment for the recapitalization to enable us to frustrate any known efforts by another party to acquire a controlling interest in Isonics or to seek Board representation.

        Furthermore, the proposed recapitalization is not a part of any plan by our management to adopt a series of amendments to render the takeover of Isonics more difficult. Management does not presently intend to propose any anti-takeover measures in future proxy solicitations. Except as indicated below, management is not aware of the existence of any other provisions currently in the Articles of Incorporation or Bylaws having any anti-takeover effects which would impose any burden in excess of requirements imposed by the California Corporation Code or federal law upon potential tender offerors or others seeking a takeover of Isonics.

  •
  We have classes of preferred stock which could also be used by the Board of Directors to delay or frustrate a change of control transaction.

  •
  Our Articles of Incorporation provide that the liability of corporate directors for monetary damages resulting from alleged breaches of their duty of care has been eliminated to the maximum extent provided by California law. Notwithstanding the amendment, directors remain potentially liable for breaches by them of their duty of loyalty to Isonics.

  •
  California law allows indemnification of directors, officers, employees, and agents against liabilities incurred in any proceeding in which an individual is made a party because he was a director, officer, employee, or agent of the company if such person conducted himself in accordance with the applicable standard of care (requiring, among other things, actions taken in good faith in a manner reasonably believed to be in, or at least not opposed to, the best interests of the corporation). The availability of indemnification to directors for liability based upon their actions in choosing to issue shares in an attempt to resist a takeover could influence a director in choosing whether to approve the issuance of common stock or preferred stock or in taking other actions to resist a takeover.

Federal Income Tax Consequences

        Existing holders of our Common Stock will not be required to recognize any gain or loss for federal income tax purposes resulting from the approval and the completion of the recapitalization described in this Proposal.

Votes Required and Recommended

        Approval of the proposal for Isonics to amend the Articles to effect the recapitalization requires the affirmative vote of:

  •
  a majority of the outstanding shares of our Common Stock, as well as

  •
  a majority of the outstanding shares of our Common Stock and Series A Convertible Preferred Stock voting as a single class.

        The Board of Directors of Isonics recommends that shareholders vote FOR the proposal for the recapitalization of Isonics. Unless otherwise specified, the enclosed proxy will be voted "FOR" the approval of the recapitalization described in this Proposal.

PROPOSAL 3—ADOPTION OF 2005 STOCK OPTION PLAN

        On February 4, 2005, the Board of Directors of Isonics adopted the 2005 Stock Option Plan (the "Plan"), under which a maximum of 3,500,000 shares of common stock will be reserved to be issued upon the exercise of options ("Options") or the grant of stock bonuses ("Bonuses") if the Plan and the recapitalization (Proposal 2) are approved. Adoption by the Board of Directors is contingent upon obtaining Shareholder approval. The Plan includes two types of Options. Options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") are referred to as "Incentive Options." Options which are not intended to qualify as Incentive Options are referred to as "Non-Qualified Options." Bonuses, which may also be granted under the Plan, are the outright issuance of shares of Common Stock. We have attached a copy of the 2005 Stock Option Plan to this proxy statement for your review and information, and the following summary is qualified by reference to that plan.

        The Company currently has two stock option plans, the 1996 Executive's Equity Incentive Plan and the 1996 Equity Incentive Plan that will expire in 2006. If the shareholders approve Proposal 3, no further options will be issued under either the 1996 Executive's Equity Incentive Plan or the 1996 Equity Incentive Plan. Those plans will remain in effect for options granted under those plans that remain outstanding.

        Shareholder approval of the Plan is sought: (i) to satisfy the contingency to the Board's adoption of the Plan; (ii) to permit the issuance of Options which will qualify as Incentive Options pursuant to the Code; and (iii) to comply with Nasdaq Rule 4350, which requires shareholder approval of equity compensation plans in which officers may participate.

        No options or bonuses will be granted under the 2005 Stock Option Plan prior to approval by the shareholders.

        The Plan is intended to provide incentives to officers, employees and other persons, including consultants and advisers, who contribute to the success of Isonics by offering them the opportunity to acquire an ownership interest in it. The Board of Directors believes that this also will help to align the interests of our management and employees with the interests of shareholders. The terms of the Plan concerning the Incentive Options and Non-Qualified Options are substantially the same except that only employees of Isonics or its subsidiaries are eligible to receive Incentive Options. Non-Qualified Options may be granted to employees, officers and consultants of Isonics.

        The number of shares reserved for issuance under the Plan is a maximum aggregate so that the number of Incentive Options and/or Non-Qualified Options that may be granted reduces the number of Bonuses which may be granted, and vice versa.

Administration of the Plan

        The Plan is administered by the Compensation Committee ("the Committee"). If the Committee is terminated, the Board of Directors will administer the Plan.

        In addition to determining who will be granted Options or Bonuses, the Committee has the authority and discretion to determine when Options and Bonuses will be granted and the number of Options and Bonuses to be granted. The Committee also may determine a vesting and/or forfeiture schedule for Bonuses and/or Options granted, the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the agreements, certificates or other instruments evidencing grants made under the Plan. The Committee may determine the purchase price of the shares of common stock covered by each Option and determine the Fair Market Value per share. The Committee also may impose additional conditions or restrictions not inconsistent with the provisions of the Plan. The Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan. If the number of shares reserved under the Plan is increased by the Committee, Shareholder approval must be obtained on the amendment to increase the shares reserved.

        The Committee also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under it, and is empowered to make all other determinations deemed necessary or advisable for the administration of it.

Eligibility

        Participants in the Plan may be selected by the Committee from employees and officers of, and consultants and advisors to, the Company and its subsidiary and affiliated companies. The Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Committee deems relevant to the purposes of the Plan. As of the Record Date, there are approximately 54 employees (including six officers) who are eligible to participate in the Plan.

        The grant of Options or Bonuses under the Plan does not confer any rights with respect to continuation of employment, and does not interfere with the right of the recipient or the Company to terminate the recipient's employment, although a specific grant of Options or Bonuses may provide that termination of employment or cessation of service as an employee, officer, or consultant may result in forfeiture or cancellation of all or a portion of the Bonuses or Options.

Adjustment

        In the event a change, such as a stock split, is made in our capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Bonuses and in the exercise price and in the number of shares subject to each outstanding Option. The Committee also may make provisions for adjusting the number of Bonuses or underlying outstanding Options in the event we effect one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of our outstanding Common Stock. Options and Bonuses may provide that in the event of the dissolution or liquidation of Isonics, a corporate separation or division or the merger or consolidation of Isonics, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation; or in the alternative, the

Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee.

Other Provisions

        The exercise price of any Option granted under the Plan must be no less than 100% of the "fair market value" of our Common Stock on the date of grant. Any Incentive Stock Option granted under the Plan to a person owning more than 10% of the total combined voting power of the Common Stock shall be at a price of no less than 110% of the Fair Market Value per share on the date of grant.

        The exercise price of an Option may be paid in cash, in shares of our Common Stock or other property having a fair market value equal to the exercise price of the Option, or in a combination of cash, shares and property. The Committee shall determine whether or not property other than cash or Common Stock may be used to purchase the shares underlying an Option and shall determine the value of the property received.

Income Tax Consequences of the Plan

        The Incentive Options issuable under the Plan are structured to qualify for favorable tax treatment to recipients provided by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold within two years after the grant of the Option and is not sold within one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. We will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options. The exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options were granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Code for Incentive Options. This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of Isonics unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

        Non-Qualified Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he or she is granted a Non-Qualified Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as compensation and will be subject to income tax withholding by the Company (if any employee) or self-employment tax (if a non-employee). Upon an Optionee's sale of shares acquired pursuant to the exercise of a Non-Qualified Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a Non-Qualified Option, we will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee (provided that the we effect withholding with the respect to the deemed compensation if the Optionee is an employee).

        With respect to Bonuses, generally, a grantee will recognize as ordinary income the fair market value of the Bonuses as of the date of receipt. If the grantee is an employee, then the grant is compensation and will be subject to income tax withholding by us (if an employee) or self-employment tax (if a non-employee).

Vote Required and Recommended

        Proposal 3 requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote.

        The Board of Directors of Isonics recommends that shareholders vote FOR the proposal to adopt the Plan. Unless otherwise specified, the enclosed proxy will be voted "FOR" the adoption of the Plan described in this Proposal. The Plan provides a means of compensating recipients without utilizing our cash resources. Moreover, the Board of Directors believes that the Plan will better align the interests of our employees, officers, consultants and advisors with the interests of our shareholders by providing for increased share ownership which will provide an additional incentive for those persons to work for the success of the Isonics and to maximize shareholder value. In addition, the Board of Directors believes that the Plan provides an incentive for those persons to put forth maximum efforts for our success in order to maximize the value of the compensation provided to them through the Bonuses and Options.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee selected the independent accounting firm of Grant Thornton LLP with respect to the audit of our consolidated financial statements for the year ended April 30, 2004, as well as many prior fiscal years. However, the audit committee unanimously approved of the dismissal of Grant Thornton LLP on November 24, 2004.

        On November 24, 2004, the Audit Committee dismissed Grant Thornton as our independent registered public accounting firm effective immediately and informed Hein & Associates LLP, certified public accountants, that such firm was appointed as our independent registered public accounting firm effective immediately. We authorized Grant Thornton to respond fully to inquiries by our new auditors in connection with the retention of the new auditors.

        Grant Thornton's reports on our financial statements for the fiscal years ended April 30, 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except for the matter discussed in the next sentence. There was an explanatory paragraph in Grant Thornton's report on our financial statements included in Form 10-KSB for the year ended April 30, 2003, indicating that the accompanying consolidated financial statements had been prepared assuming that we would continue as a going concern, and Grant Thornton identified certain factors that raised substantial doubt about our ability to continue as a going concern. That explanatory paragraph was not contained in Grant Thornton's report on our financial statements included in our Form 10-KSB for the year ended April 30, 2004.

        In connection with the audits of our financial statements for each of the last two fiscal years ended April 30, 2004 and 2003, and as of November 24, 2004, there were no disagreements between us and Grant Thornton on any matter of accounting principles or practices, consolidated financial statement disclosures, or auditing scope and procedures, which, if not resolved to the satisfaction of Grant Thornton, would have caused them to make a reference thereto in connection with their report on the financial statements, except for the following disagreement regarding auditing scope and procedures: Grant Thornton informed us that they required additional auditing procedures to be performed with respect to the inquiry being performed by the NASDAQ Listing Investigation Unit (hereinafter the "the NASDAQ inquiry") which commenced in October 2004 and that they needed to obtain additional information from the NASDAQ regarding the NASDAQ inquiry prior to issuing a consent allowing the inclusion, within a Form SB-2, of Grant Thornton's opinion on our financial statements as of April 30, 2004 and 2003 and for the years then ended, and prior to completing a review of our financial statements to be included in the Form 10-QSB for the period ended October 31, 2004. Grant Thornton believed that if the additional auditing procedures were performed and additional information was obtained there may be a material impact on the fairness or reliability of our financial statements; however, due to Grant Thornton's dismissal before the termination of the NASDAQ inquiry, they did not conduct such procedures or obtain such information. The additional procedures required by Grant Thornton could not be performed until NASDAQ had notified us that the NASDAQ inquiry was terminated. We did not agree with Grant Thornton that the NASDAQ inquiry was material or that the NASDAQ inquiry impacted the financial statements, disclosure, or auditing scope or procedures. Our audit committee has discussed this matter with Grant Thornton, and Grant Thornton was authorized to fully respond to inquiries made by Hein & Associates LLP concerning this matter.

        In December 2004, we received an informal request for information from the Securities and Exchange Commission ("SEC'). Grant Thornton has informed us that they also require additional auditing procedures to be performed and that they need to obtain additional information from the SEC regarding the informal request for information prior to issuing a consent allowing the inclusion, within a Form SB-2, of Grant Thornton's opinion on our financial statements as of April 30, 2004 and 2003 and for the years then ended.

        We provided Grant Thornton a copy of the Form 8-K disclosure of Grant Thorton's dismissal and requested Grant Thornton to furnish us with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agreed with the statements by us in the Form 8-K previously filed by Isonics, and Grant Thornton's response was attached to the Form 8-K as an exhibit.

        During our past two fiscal years and through November 23, 2004, we did not consult Hein & Associates LLP regarding the application of accounting principles to a specific transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matter or reportable event that would be required to be reported in this Form 8-K.

        A representative of Hein & Associates, LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions from shareholders.

(a)
Audit Fees.

        Our principal accountant, Grant Thornton LLP, billed us aggregate fees in the amount of approximately $141,000 for the fiscal year ended April 30, 2004 and approximately $114,000 for the fiscal year ended April 30, 2003. These amounts were billed for professional services that Grant Thornton LLP provided for the audit of our annual financial statements, review of the financial statements included in our report on 10-QSB, review of our securities offerings and other services typically provided by an accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)
Audit-Related Fees.

        Grant Thornton LLP billed us aggregate fees in the amount of $0 for the fiscal years ended April 30, 2004 and 2003 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements.

(c)
Tax Fees.

        Grant Thornton LLP billed us aggregate fees in the amount of approximately $14,000 for the fiscal year ended April 30, 2004 and approximately $12,000 for the fiscal year ended April 30, 2003, for tax compliance, tax advice, and tax planning.

(d)
All Other Fees.

        Grant Thornton LLP billed us aggregate fees in the amount of $19,000 and $0 for the fiscal years ended April 30, 2004 and 2003, respectively for other fees.

(e)
Audit Committee's Pre-Approval Practice.

        Section 10A(i) of the Securities Exchange Act of 1934 prohibits our auditors from performing audit services for us as well as any services not considered to be "audit services" unless such services are pre-approved by the audit committee of the Board of Directors, or unless the services meet certain de minimis standards. The audit committee's charter (as amended January 27, 2004) provides that the audit committee must:

  Preapprove all audit services that the auditor may provide to us or any subsidiary (including, without limitation, providing comfort letters in connection with securities underwritings or statutory audits) as required by §10A(i)(1)(A) of the Securities Exchange Act of 1934 (as amended by the Sarbanes-Oxley Act of 2002).

  Preapprove all non-audit services (other than certain de minimis services described in §10A(i)(1)(B) of the Securities Exchange Act of 1934 (as amended by the Sarbanes-Oxley Act of 2002) that the auditors propose to provide to us or any of its subsidiaries.

        The audit committee considers at each of its meetings whether to approve any audit services or non-audit services. In some cases, management may present the request; in other cases, the auditors may present the request. At its annual meeting in April 2004 it approved Grant Thornton LLP performing our audit for the 2004 fiscal year, as well as tax services for the 2003 and 2004 fiscal years.

        The percentage of the fees for audit, audit-related, tax and other services were as set forth in the following table:

	Percentage of total fees paid to Grant Thornton LLP
	Fiscal Year 2004	Fiscal Year 2003
Audit fees	80%	90%
Audit-related fees	0%	0%
Tax fees	8%	10%
All other fees	12%	0%

        The audit committee has considered the information described in "All Other Fees" above and believes that it is compatible with maintaining the principal accountant's independence.

        Grant Thornton LLP (through its full time employees) performed all work regarding the audit of our financial statements for the most recent fiscal year.

        The pre-approval policies and procedures of the audit committee are described in the Audit Committee Charter. The audit committee preapproved 100% of the services described under "Tax Fees" and "All Other Fees." No pre-approval was required under "Audit-Related Fees" as no services were performed by Grant Thorton and no fees were incurred.

PROPOSALS FROM SHAREHOLDERS

        Isonics expects to hold its next annual meeting of shareholders in November 2005. Proposals from shareholders intended to be present at the Annual Meeting of shareholders should be addressed to Isonics Corporation, Attention: Corporate Secretary, 5906 McIntyre Street, Golden, CO 80403 and we must receive the proposals by September 1, 2005. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return

Receipt Requested. After September 1, 2005, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

ANNUAL REPORT TO SHAREHOLDERS

        This proxy statement is being accompanied by our annual report to shareholders. The annual report to shareholders does include our audited financial statements.

ANNUAL REPORT ON FORM 10-KSB AND QUARTERLY REPORT ON FORM 10-QSB

        Our Annual Report on Form 10-KSB for the year ended April 30, 2004, our Quarterly Report on Form 10-QSB for the period ended July 31, 2004, and October 31, 2004, and other reports filed under the Securities Exchange Act of 1934, are available to any shareholder at no cost upon request to: Corporate Secretary, 5906 McIntyre Street, Golden, CO 80403, or by telephone: (303) 279-7900, or through the Internet at www.sec.gov.

OTHER MATTERS

        Management does not know of any other matters to be brought before the meeting. Should any other matter requiring a vote of shareholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

By Order of the Board of Directors:

ISONICS CORPORATION James E. Alexander, President

ISONICS CORPORATION
2005 STOCK OPTION PLAN

        A.    1. Purposes of and Benefits Under the Plan. This 2005 Stock Option Plan (the "Plan") is intended to encourage stock ownership by employees, officers, consultants and advisors of Isonics Corporation and its controlled, affiliated and subsidiary entities (collectively, the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation. The Plan is intended to facilitate the Corporation's efforts to: (i) induce qualified persons to become employees, officers, consultants and advisors of the Corporation; (ii) compensate employees, officers, consultants and advisors for services to the Corporation; and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the Corporation. Options granted by the Committee pursuant to Section 6 of this Plan are "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code, and options granted by the Committee pursuant to Section 7 of this Plan are "non-qualified stock options" ("Non-qualified Stock Options").

        2.     Definitions. As used in this Plan, the following words and phrases shall have the meanings indicated:

          (a)   "Board" shall mean the Board of Directors of the Corporation.

          (b)   "Bonus" shall mean the grant of shares of Common Stock.

          (c)   "Committee" shall mean any Committee appointed by the Board to administer this Plan, if one has been appointed. If no Committee has been appointed, the term "Committee" shall mean the Board.

          (d)   "Common Stock" shall mean the Corporation's no par value common stock.

          (e)   "Disability" shall mean a Recipient's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. If the Recipient has a disability insurance policy, the term "Disability" shall be as defined therein.

          (f)    "Fair Market Value" per share as of a particular date shall mean the last sale price of the Corporation's Common Stock as reported on a national securities exchange or by NASDAQ, or if the quotation for the last sale reported is not available for the Corporation's Common Stock, the average of the closing bid and asked prices of the Corporation's Common Stock as so reported or, if such quotations are unavailable, the value determined by the Committee in accordance with its discretion in making a bona fide, good faith determination of fair market value. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, never will lapse.

          (g)   "Options" shall mean either Incentive Stock Options or Non-qualified Stock Options.

          (h)   "Recipient" means any person granted an Option or awarded a Bonus hereunder.

          (i)    "Internal Revenue Code" shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

        3.     Administration.

          (a)   The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority:

  to grant Options and Bonuses; to determine the vesting schedule and other restrictions, if any, relating to Options and Bonuses; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options and Bonuses shall be granted; to determine the number of shares to be covered by each Option or Bonus; to determine Fair Market Value per share; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

          (b)   Options and Bonuses granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

          (c)   The Committee shall endeavor to administer the Plan and grant Options and Bonuses hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the U.S. Securities Exchange Act of 1934 (the "1934 Act"), although compliance with Section 16 is the obligation of the Recipient, not the Corporation. Neither the Committee, the Board nor the Corporation can assume any legal responsibility for a Recipient's compliance with his obligations under Section 16 of the 1934 Act.

          (d)   No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Bonus granted hereunder.

        4.     Eligibility.

          (a)   Subject to certain limitations hereinafter set forth, Options and Bonuses may be granted to employees, officers, consultants and advisors of the Corporation. In determining the persons to whom Options or Bonuses shall be granted and the number of shares to be covered by each Option or Bonus, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

          (b)   A Recipient shall be eligible to receive more than one grant of an Option or Bonus during the term of the Plan, on the terms and subject to the restrictions herein set forth.

        5.     Stock Reserved.

          (a)   The stock subject to Options or Bonuses hereunder shall be shares of Common Stock. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options and Bonuses may be granted from time to time under the Plan shall not exceed 3,500,000 subject to adjustment as provided in Section 8(i) hereof.

          (b)   If any Option outstanding under the Plan for any reason expires or is terminated without having been exercised in full, or if any Bonus granted is forfeited because of vesting or other restrictions imposed at the time of grant, the shares of Common Stock allocable to the unexercised portion of such Option or the forfeited portion of the Bonus shall become available for subsequent grants of Options and Bonuses under the Plan.

        6.     Incentive Stock Options.

          (a)   Options granted pursuant to this Section 6 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 8 hereof. Only employees of the Corporation shall be entitled to receive Incentive Stock Options.

          (b)   The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this and any other plan of the Corporation are exercisable for the first time by a Recipient during any calendar year may not exceed the amount set forth in Section 422(d) of the Internal Revenue Code.

          (c)   Incentive Stock Options granted under this Plan are intended to satisfy all requirements for incentive stock options under Section 422 of the Internal Revenue Code and the Treasury Regulations promulgated thereunder and, notwithstanding any other provision of this Plan, the Plan and all Incentive Stock Options granted under it shall be so construed, and all contrary provisions shall be so limited in scope and effect and, to the extent they cannot be so limited, they shall be void.

        7.     Non-qualified Stock Options. Options granted pursuant to this Section 7 are intended to constitute Non-qualified Stock Options and shall be subject only to the general terms and conditions specified in Section 8 hereof.

        8.     Terms and Conditions of Options. Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement between the Corporation and the Recipient, which agreement shall be substantially in the form of Exhibit A hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

          (a)   Number of Shares. Each Option agreement shall state the number of shares of Common Stock covered by the Option.

          (b)   Type of Option. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option.

          (c)   Option Price. Subject to adjustment as provided in Section 8 (i) hereof, each Option Agreement shall state the Option Price, which shall be determined by the Committee subject only to the following restrictions:

            (1)   Each Option Agreement shall state the Option Price, which shall be not less than 100% of the Fair Market Value per share on the date of grant of the Option.

            (2)   Any Incentive Stock Option granted under the Plan to a person owning more than ten percent of the total combined voting power of the Common Stock shall be at a price of no less than 110% of the Fair Market Value per share on the date of grant of the Incentive Stock Option.

            (3)   The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such option is granted, unless a future date is specified in the resolution.

          (d)   Term of Option. Each Option Agreement shall state the period during and times at which the Option shall be exercisable, in accordance with the following limitations:

            (1)   The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in the resolution, although any such grant shall not be effective until the Recipient has executed an Option Agreement with respect to such Option.

            (2)   The exercise period of any Option shall not exceed ten years from the date of grant of the Option.

            (3)   Incentive Stock Options granted to a person owning more than ten percent of the total combined voting power of the Common Stock of the Corporation shall be for no more than five years.

            (4)   The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. In any event, no exercise period may be so extended to increase the term of the Option beyond ten years from the date of the grant.

            (5)   The exercise period shall be subject to earlier termination as provided in Sections 8(f) and 8(g) hereof, and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

          (e)   Method of Exercise and Medium and Time of Payment.

            (1)   An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable, provided, however, that no Option may be exercised as to less than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

            (2)   Each exercise of an Option granted hereunder, whether in whole or in part, shall be effected by written notice to the Secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by, or deemed by the Corporation's counsel to be advisable pursuant to, any applicable securities laws.

            (3)   The Option Price shall be paid in cash, or in shares of Common Stock having a Fair Market Value equal to such Option Price, or in property or in a combination of cash, shares and property and, subject to approval of the Committee, may be effected in whole or in part with funds received from the Corporation at the time of exercise as a compensatory cash payment.

            (4)   The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

            (5)   The Recipient shall make provision for the withholding of taxes as required by Section 10 hereof.

          (f)    Termination of Relationship With Corporation.

            (1)   Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient, if the Recipient ceases to be an employee, officer, director or consultant of the Corporation (other than by reason of death, Disability or retirement), all Options theretofore granted to such Recipient but not theretofore exercised shall terminate three months following the date the Recipient ceased to be an employee, officer, director or consultant of the Corporation; provided, however, that notwithstanding any other provision in this paragraph (8)(f)(1), if the Recipient's relationship with the Corporation is terminated for cause, then the Recipient's Options shall terminate upon the date of termination of employment or termination of the Recipient's other relationship with the Corporation.

            (2)   Nothing in the Plan or in any Option or Bonus granted hereunder shall confer upon an individual any right to continue in the employ of or continue any other relationship with the Corporation or interfere in any way with the right of the Corporation to terminate such employment or other relationship between the individual and the Corporation.

          (g)   Death, Disability or Retirement of Recipient. Unless otherwise provided in the Option Agreement by and between the Corporation and the Recipient:

            (1)   if a Recipient shall die: (A) while an employee, officer, director or consultant of the Corporation; or (B) within ninety days after the termination of such Recipient as an employee, officer, director or consultant, other than termination for cause; or

            (2)   if the Recipient's relationship with the Corporation shall terminate by reason of Disability or retirement;

        then all Options theretofore granted to such Recipient (whether or not otherwise exercisable) unless earlier terminated in accordance with their terms, may be exercised at any time within one year after the date of death, Disability or retirement of the Recipient by the Recipient or by the Recipient's estate or by a person who acquired the right to exercise such Options by bequest or inheritance; provided, however, that in the case of Incentive Stock Options such one-year period shall be limited to three months in the case of retirement.

          (h)   Transferability Restriction.

            (1)   Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder. Options may be exercised during the lifetime of the Recipient only by the Recipient and thereafter only by his legal representative.

            (2)   Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and/or the levy of any execution, attachment or similar process upon an Option, shall be null and void and without force or effect and shall result in a termination of the Option.

            (3)   (A) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the U.S. Securities Act of 1933, as amended (the "1933 Act") or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) The Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax. (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the 1933 Act, the 1934 Act, or under any other state, federal or provincial law, rule or regulation. (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification. (E) The Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

          (i)    Effect of Certain Changes.

            (1)   If there is any change in the number of shares of outstanding Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

            (2)   In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; or, in the alternative the Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Option would not otherwise be exercisable.

            (3)   Paragraph 2 of this Section 8 (i) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

            (4)   In the event of a change in the Common Stock of the Corporation as presently constituted into the same number of shares with a different par value, the shares resulting from any such change shall be deemed to be the Common Stock of the Corporation within the meaning of the Plan.

            (5)   To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code.

            (6)   Except as expressly provided in this Section 8(i), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

          (j)    No Rights as Shareholder—Non-Distributive Intent.

            (1)   Neither a Recipient of an Option nor such Recipient's legal representative or heir shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option until after the Option is exercised and the shares are issued.

            (2)   No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(i) hereof.

            (3)   Upon exercise of an Option at a time when there is no registration statement in effect under the 1933 Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the 1933 Act. A form of subscription agreement containing representations and warranties deemed sufficient as of the date of adoption of this Plan is attached hereto as Exhibit B.

            (4)   No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the U.S. Securities and Exchange Commission or any other regulatory agencies having jurisdiction over the Corporation.

          (k)   Other Provisions. Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, (i) the imposition of restrictions upon the exercise, and (ii) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option, as the Committee shall deem advisable.

        9.     Grant of Stock Bonuses. In addition to, or in lieu of, the grant of an Option, the Committee may grant Bonuses.

          (a)   At the time of grant of a Bonus, the Committee may impose a vesting period of up to ten years, and such other restrictions which it deems appropriate. Unless otherwise directed by the Committee at the time of grant of a Bonus, the Recipient shall be considered a shareholder of the Corporation as to the Bonus shares which have vested in the grantee at any time regardless of any forfeiture provisions which have not yet arisen.

          (b)   The grant of a Bonus and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the 1934 Act, other applicable securities laws, rules and regulations, and the requirements of any stock exchanges upon which the Common Stock then may be listed. Any certificates prepared to evidence Common Stock issued pursuant to a Bonus grant shall bear legends as the Corporation's counsel may seem necessary or advisable. Included among the foregoing requirements, but without limitation, any Recipient of a Bonus at a time when a registration statement relating thereto is not effective under the 1933 Act shall execute a Subscription Agreement substantially in the form of Exhibit B.

        10.   Agreement by Recipient Regarding Withholding Taxes. Each Recipient agrees that the Corporation, to the extent permitted or required by law, shall deduct a sufficient number of shares due to the Recipient upon exercise of the Option or the grant of a Bonus to allow the Corporation to pay federal, provincial, state and local taxes of any kind required by law to be withheld upon the exercise of such Option or payment of such Bonus from any payment of any kind otherwise due to the Recipient. The Corporation shall not be obligated to advise any Recipient of the existence of any tax or the amount which the Corporation will be so required to withhold.

        11.   Term of Plan. Options and Bonuses may be granted under this Plan from time to time within a period of ten years from the date the Plan is adopted by the Board.

        12.   Amendment and Termination of the Plan.

          (a)   (1) Subject to the policies, rules and regulations of any lawful authority having jurisdiction (including any exchange with which the shares of the Corporation are listed for trading), the Board of Directors may at any time, without further action by the shareholders, amend the Plan or any Option granted hereunder in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to ensure that Options granted hereunder will comply with any provisions respecting stock options in the income tax and other laws in force in any country or jurisdiction of which any Option holders may from time to time be a resident or citizen, or it may at any time without action by shareholders terminate the Plan.

            (2)   provided, however, that any amendment that would require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Corporation's securities then may be listed, the Internal Revenue Code or any other applicable law, shall be subject to the approval of the shareholders of the Corporation as provided in Section 13 hereof.

            (3)   provided further that any such modification that may result from adjustments authorized by Section 8(i) hereof or which are required for compliance with the 1934 Act, the Internal Revenue Code, their rules or other laws or judicial order, shall not require such approval of the shareholders.

          (b)   Except as provided in Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Recipient is obtained.

        13.   Approval of Shareholders. The Plan shall take effect upon its adoption by the Board but shall be subject to approval at a duly called and held meeting of stockholders in conformance with the vote required by the Corporation's governing documents, resolution of the Board, any other applicable law and the rules and regulations thereunder, or the rules and regulations of any national securities exchange upon which the Corporation's Common Stock is listed and traded, each to the extent applicable.

        14.   Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation, or by any shareholder of the Corporation against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

        15.   Tax Litigation. The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

        16.   Adoption. This Plan was approved by resolution of the Board of Directors of the Corporation on February 4, 2005, with the adoption of the Plan contingent on obtaining shareholder approval of the Plan at the next meeting of shareholders.

[End of Plan]

Exhibit A

FORM OF STOCK OPTION AGREEMENT

        STOCK OPTION AGREEMENT made as of this    day of                        ,            , by and between Isonics Corporation, a California corporation (the "Corporation"), and                                                 (the "Recipient").

        In accordance with the Corporation's 2005 Stock Option Plan (the "Plan"), the provisions of which are incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire shares of the Corporation's no par value common stock ("Common Stock") on favorable terms and thereby increase the Recipient's proprietary interest in the Corporation and incentive to put forth maximum efforts for the success of the business of the Corporation. Capitalized terms used but not defined herein are used as defined in the Plan.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

        1.     Confirmation of Grant of Option. Pursuant to a determination of the Committee or, in the absence of a Committee, by the Board of Directors of the Corporation made on                        ,             (the "Date of Grant"), the Corporation, subject to the terms of the Plan and of this Agreement, confirms that the Recipient has been irrevocably granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, a Stock Option (the "Option") exercisable to purchase an aggregate of            shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 8 hereof.

        2.     Option Price. The Option Price of shares of Common Stock covered by the Option will be $            per share (the "Option Price") subject to adjustment as provided in Paragraph 8 hereof.

        3.     Vesting and Exercise of Option. (a) Except as otherwise provided herein or in Section 8 of the Plan, the Option [shall vest and become exercisable as follows: (insert vesting schedule), provided, however, that no option shall vest or become exercisable unless the Recipient is an employee of the Corporation on such vesting date/or may be exercised in whole or in part at any time during the term of the Option.] (b) The Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100). (c) The Option may be exercised by written notice to the Secretary of the Corporation accompanied by payment in full of the Option Price as provided in Section 8 of the Plan.

        4.     Term of Option. The term of the Option will be through                        ,             , subject to earlier termination or cancellation as provided in this Agreement. The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued (as evidenced by the appropriate transfer agent of the Corporation) upon purchase of such shares through exercise of the Option.

        5.     Transferability Restriction. The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with Section 8 of the Plan. Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the provisions of this Paragraph 5 will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

        6.     Exercise Upon Termination. The Recipient's rights to exercise this Option upon termination of employment or cessation of service as an officer, director or consultant shall be as set forth in Section 8(f) of the Plan.

        7.     Death, Disability or Retirement of Recipient. The exercisability of this Option upon the death, Disability or retirement of the Recipient shall be as set forth in Section 8(g) of the Plan.

        8.     Adjustments. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 8(i) of the Plan.

        9.     No Registration Obligation. The Recipient understands that the Option is not registered under the 1933 Act and, unless by separate written agreement, the Corporation has no obligation to so register the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option, although it may from time to time register under the 1933 Act the shares issuable upon exercise of Options granted pursuant to the Plan. The Recipient represents that the Option is being acquired for the Recipient's own account and that unless registered by the Corporation, the shares of Common Stock issued on exercise of the Option will be acquired by the Recipient for investment. The Recipient understands that the Option is, and the underlying securities may be, issued to the Recipient in reliance upon exemptions from the 1933 Act, and acknowledges and agrees that all certificates for the shares issued upon exercise of the Option may bear the following legend unless such shares are registered under the 1933 Act prior to their issuance:

          The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "1933 Act"), and are "restricted securities" as that term is defined in Rule 144 under the 1933 Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from registration under the 1933 Act, the availability of which is to be established to the satisfaction of the Company.

        The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise the underlying shares are registered and/or the Recipient and the Corporation are able to establish the existence of an exemption from registration under the 1933 Act and applicable state or other laws.

        10.   Notices. Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address. Notices to the Corporation shall be addressed to the Corporation, attention: President, 5906 McIntyre Street, Golden, Colorado 80403, or at such other address as may constitute the Corporation's principal place of business at the time, with a copy to: Herrick K. Lidstone, Esq., Burns, Figa & Will, P.C., 6400 S. Fiddlers Green Circle, Suite 1030, Englewood, CO 80111. Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient's address below specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 10.

        11.   Approval of Counsel. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, applicable state and other securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.

        12.   Benefits of Agreement. This Agreement will inure to the benefit of and be binding upon each successor and assignee of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

        13.   Effect of Governmental and Other Regulations. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of the Option are subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Corporation, be required.

        14.   Plan Governs. In the event that any provision in this Agreement conflicts with a provision in the Plan, the provision of the Plan shall govern.

        Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

ISONICS CORPORATION
Date ,	By:	, President

        The undersigned Recipient has read and understands the terms of this Option Agreement and the attached Plan and hereby agrees to comply therewith.

Date ,
Signature of Recipient
Tax ID Number:
Address

Exhibit B

SUBSCRIPTION AGREEMENT

THE SECURITIES BEING ACQUIRED BY THE UNDERSIGNED HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY OTHER LAWS AND ARE OFFERED UNDER EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF SUCH LAWS. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE SECURITIES LAWS.

        This Subscription Agreement is entered for the purpose of the undersigned acquiring                        shares of the no par value common stock (the "Securities") of Isonics Corporation, a California corporation (the "Corporation") from the Corporation as a Bonus or pursuant to exercise of an Option granted pursuant to the Corporation's 2005 Stock Option Plan (the "Plan"). All capitalized terms not otherwise defined herein shall be as defined in the Plan.

        It is understood that no grant of any Bonus or exercise of any Option at a time when no registration statement relating thereto is effective under the U.S. Securities Act of 1933, as amended (the "1933 Act") can be completed until the undersigned executes this Subscription Agreement and delivers it to the Corporation, and that such grant or exercise is effective only in accordance with the terms of the Plan and this Subscription Agreement.

        In connection with the undersigned's acquisition of the Securities, the undersigned represents and warrants to the Corporation as follows:

        1.     The undersigned has been provided with, and has reviewed the Plan, and such other information as the undersigned may have requested of the Corporation regarding its business, operations, management, and financial condition (all of which is referred to herein as the "Available Information").

        2.     The Corporation has given the undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation's behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Corporation, its business and financial condition or to verify the accuracy of the Available Information which the Corporation possesses or can acquire without unreasonable effort or expense.

        3.     The Securities are being acquired by the undersigned for the undersigned's own account and not on behalf of any other person or entity.

        4.     The undersigned understands that the Securities being acquired hereby have not been registered under the 1933 Act or any state or foreign securities laws, and are, and unless registered will continue to be, restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the 1933 Act and other statutes, and the undersigned consents to the placement of appropriate restrictive legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions.

        5.     By the undersigned's execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

        6.     This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

B-1

        7.     The undersigned acknowledges that the grant of any Bonus or Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to prior approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act and other applicable securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.

        8.     The undersigned acknowledges and agrees that the Corporation has withheld                        shares for the payment of taxes as a result of the grant of the Bonus or the exercise of an Option.

        9.     The Plan is incorporated herein by reference. In the event that any provision in this Agreement conflicts with ANY provision in the Plan, the provisions of the Plan shall govern.

Date:	,
Signature of Recipient
Tax ID Number:

Address:

B-2

ISONICS CORPORATION
5906 McIntyre Street
Golden, CO 80403

PROXY	This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints James E. Alexander and Boris Rubizhevsky, or either one of them, as Proxy, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock of ISONICS CORPORATION held of record by the undersigned on March 1, 2005, at the Annual Meeting of Shareholders to be held on April 19, 2005 and at any adjournments or postponements thereof.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (Except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below.)

James E. Alexander ☐	Boris Rubizhevsky ☐	Russell W. Weiss ☐
Richard Parker ☐	Lindsay A. Gardner ☐
2.
AMENDMENT OF ARTICLES OF INCORPORATION

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.
ADOPTION OF THE 2005 STOCK OPTION PLAN

☐ FOR	☐ AGAINST	☐ ABSTAIN
4.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(over)

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election as directors of all nominees and will abstain from voting on all other matters.

        Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        Please check here if you plan to attend the Annual Meeting: ☐

Date:	, 2004

Signature
Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY IN THE ENCLOSED ENVELOPE

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held on April 19, 2005
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS To Be Held on April 19, 2005
VOTING SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1—ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2—INCREASE IN AUTHORIZED CAPITALIZATION
PROPOSAL 3—ADOPTION OF 2005 STOCK OPTION PLAN
INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSALS FROM SHAREHOLDERS
ANNUAL REPORT TO SHAREHOLDERS
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